                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

      / /    Preliminary Proxy Statement

      / /    Confidential, for Use of the  Commission Only (as permitted by Rule
             14a-6(e)(2))

      /X/    Definitive Proxy Statement

      / /    Definitive Additional Materials

      / /    Soliciting Material Pursuant to ss. 240.14a-12

                        NUTRITION MANAGEMENT SERVICES COMPANY
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/    No fee required.

      / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11.

      (1)    Title of each class of securities to which transaction applies:

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      (2)    Aggregate number of securities to which transaction applies:

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      (3)    Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)    Proposed maximum aggregate value of transaction:

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      (5)    Total fee paid:

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      / /    Fee paid previously with preliminary materials:

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      / /    Check box if any part of the fee is offset as  provided by Exchange
             Act  Rule   0-11(a)(2)  and  identify  the  filing  for  which  the
             offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount previously paid:

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      (2)    Form, Schedule or Registration Statement No.:

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      (3)    Filing Party:

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      (4)    Date Filed:

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                      NUTRITION MANAGEMENT SERVICES COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 28, 2005

To the Shareholders:

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania  corporation
(the  "Company"),  will be held at the  Collegeville Inn Conference and Training
Center,  3978 Ridge Pike,  Collegeville,  PA, 19426,  on July 28, 2005, at 10:00
A.M., Local Time, for the following purposes:

          1.   To elect  seven (7)  members of the Board of  Directors  to serve until the next  annual  meeting of  shareholders  and until their successors  have  been  duly  elected  and  qualified.  THE BOARD
               UNANIMOUSLY  RECOMMENDS  A VOTE FOR THE  ELECTION  OF EACH OF THE
               BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

          2.   To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of  Directors  has fixed the close of business on June 9, 2005 as the  record  date for the  Meeting.  Only  shareholders  of  record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          JOSEPH V. ROBERTS
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: Kimberton, Pennsylvania
       July 9, 2005

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
               IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

                      NUTRITION MANAGEMENT SERVICES COMPANY
                               2071 KIMBERTON ROAD
                          KIMBERTON, PENNSYLVANIA 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy  Statement is being  furnished to  shareholders  by the Board of
Directors of Nutrition  Management Services Company, a Pennsylvania  corporation
(the "Company"),  in connection with the solicitation of the accompanying  Proxy for use at the July 28, 2004 Annual Meeting of  Shareholders of the Company (the
"Meeting") to be held at Collegeville Inn Conference and Training  Center,  4000
Ridge Pike, Collegeville,  Pennsylvania,  19426 on July 28, 2005, at 10:00 A.M.,
Local Time, or at any adjournment thereof.

     The  principal  executive  offices  of the  Company  are  located  at  2071
Kimberton Road,  Kimberton,  Pennsylvania  19442.  The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to shareholders is July 9, 2005.

                        RECORD DATE AND VOTING SECURITIES

     Only  shareholders  of record at the close of business on June 9, 2005, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the  Meeting  and any  adjournment  thereof.  As of the close of business on the Record  Date,  there were  2,747,000  outstanding  shares of the
Company's Class "A" common stock,  no par value (the Class "A" "Common  Stock").
Each of such shares is entitled to one vote.  As of the close of business on the
Record Date,  there were 100,000  outstanding  shares of the Company's Class "B"
Common  Stock,  no par value (the "Class B Common  Stock").  Each of the Class B common  shares is entitled to seven  votes.  The Class "A" Common  Stock and the
Class "B" Common  Stock are  sometimes  collectively  referred  to herein as the
"Common  Stock."  There was no other class of voting  securities  of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

     Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the  instructions contained therein.  If no specification is indicated on the Proxy, the shares of
Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been  nominated by the Board of  Directors  and (ii) for any other matter that may properly be brought  before the Meeting in  accordance with the judgment of the person or persons voting the Proxies. If a signed Proxy
Card is returned by a stockholder and expressly  reflects an abstention upon any proposal,  the  shares  evidenced  thereby  will be counted  towards  the quorum necessary  to convene the  meeting.  Abstentions  and broker  non-votes  are not

                                      -2-

counted as votes cast on any matter to which they  relate.  The  execution  of a
Proxy will in no way affect a shareholders' right to attend the Meeting and vote in person.  Any Proxy  executed and returned by a shareholder  may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy  which is  presented  to the  Meeting,  or if the  shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast  pursuant to the  authority  conferred by such
Proxy prior to such revocation.

     The cost of  solicitation  of the Proxies being  solicited on behalf of the
Board of Directors  will be borne by the Company.  In addition to the use of the mails,  proxy  solicitation  may be made by  telephone,  telegraph  and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

     Directors  shall be elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.

     Approval of the shareholder  proposal  requires the affirmative vote of the holders of a  majority  of the shares of Common  Stock  entitled  to vote at the meeting and represented in person or by proxy.

                                      -3-

                               SECURITY OWNERSHIP

     The  following  table sets forth  information  concerning  ownership of the
Company's  Common  Stock,  as of the Record Date, by each person known to be the beneficial  owner of more than five percent of the Common Stock,  each director, nominees  for  director,  and by all  directors  and  executive  officers of the
Company as a group:

                                                                         Percentage of
                Name and Address                   Shares                 Outstanding           Percentage of
               of Beneficial Owner           Beneficially Owned          Common Stock          Voting Power(1)
               -------------------           ------------------          ------------          ---------------
Joseph V. Roberts                             1,958,000(2)(3)                68.8%                  74.2%
2071 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                                 126,233(3)                   4.4%                   3.7%

Michael Gosman                                   15,000(4)                     *                      *

Samuel R. Shipley, III                           21,000(5)                     *                      *

Michelle Roberts-O'Donnell(6)                      1,929                       *                      *

Jane Scaccetti                                   15,000(4)                     *                      *

Richard Kresky                                     7,775                       *                      *

All executive officers and                    2,039,937(2)(3)                70.3%                  75.4%
Directors as a Group (7 persons)                       (4)(5)

---------------------
* Less than 1%

(1)  Calculated  on the basis of the Class A Common  Stock  having  one vote per share and the Class B Common Stock having seven votes per share.

(2)  Mr.  Roberts  owns  1,858,000  shares of Class A Common  Stock and  100,000 shares of Class B Common Stock. Mr. Roberts' beneficial  ownership does not include shares held by his adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3)  Mr.  Roberts  has granted Ms.  Hill an  immediately  exercisable  option to purchase  105,000  shares of his Class A Common shares at an exercise price of $4.00 per share. Accordingly,  with respect to shares beneficially owned by all  executive  officers and  Directors,  such  105,000  shares are only counted one time.

(4)  Consists of  presently  exercisable  options to purchase  15,000  shares of
     Class A Common Stock at an exercise price of $4.00 per share.

(5)  Includes presently exercisable options to purchase 15,000 shares of Class A
     Common Stock at an exercise price of $4.00 per share.

(6)  Michelle Roberts-O'Donnell is the daughter of Joseph V. Roberts.

                                      -4-

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Unless otherwise specified,  all Proxies received will be voted in favor of the election of the persons  named below as  directors of the Company,  to serve until the next  Annual  Meeting of  Shareholders  of the Company and until their successors  shall be duly  elected  and  qualified.  The  terms  of the  current directors  expire at the Meeting and when their  successors are duly elected and qualified.  Management has no reason to believe that any of the nominees will be unable or  unwilling  to serve as a  director,  if  elected.  Should  any of the nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted  for  substitute  nominees  selected  by the  Board of  Directors.  All nominees are currently  directors of the Company.  The names of the nominees and certain information concerning them are set forth below:

                                                                                                   First Year
    Name                                     Principal Occupation                     Age        Became Director
    ----                                     --------------------                     ---        ---------------

Joseph V. Roberts                  Chairman  of the  Board  and Chief  Executive       59              1979
                                   Officer  of the Company

Kathleen A. Hill                   Secretary, President and Chief Operating            51              1979
                                   Officer of the Company

* Michael Gosman                   Principal at Sabel Investments, Needham,            42              1993
                                   Massachusetts

* Samuel R. Shipley, III           Investment Banker-Shipley Raidy Capital             64              1995
                                   Partners, LP, Philadelphia, PA

Michelle Roberts-O'Donnell         Vice President Operations & Business                36              1997
                                   Development of the Company

* Jane Scaccetti                   CPA, Principal Shareholder, Drucker &               51              1994
                                   Scaccetti, P.C., Philadelphia, PA

* Richard Kresky                   Consultant; Retired Vice President of               64              1999
                                   Marriott Corporation, Washington, D.C.

----------------------
*   Independent Director

                                      -5-

     Joseph V.  Roberts,  has been  Chairman  of the  Board and Chief  Executive
     Officer of the Company since its inception in March, 1979.

     Kathleen A. Hill,  has been  President and Chief  Operating  Officer of the
     Company since June 1995;  Chief Operating  Officer of the Company from 1991 to 1995;  Senior  Vice  President  of the  Company  from 1985 to 1991;  and
     Secretary of the Company and a Director since 1979.

     Michael  Gosman  has  been  a  Principal  at  Sabel  Investments,  Needham,
     Massachusetts  since its inception in September 2000.  Prior thereto,  from
     1997 to 2000,  Mr. Gosman was a Consultant,  Executive  Vice  President and
     Director  of  CareMatrix  Corporation,   Needham,   Massachusetts.  He  was
     Executive Vice President of Continuum Care Corporation,  Wellsley, MA, from
     1990 to 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with
     Meditrust located in Waltham, MA.

     Samuel R.  Shipley,  III has been the  Managing  Director of Shipley  Raidy
     Capital Partners,  LP, an investment banking firm in West Conshohocken,  PA since 1993.  From 1983 to 1993,  Mr.  Shipley was the Managing  Director of
     Philadelphia  First Group, an investment banking firm in West Conshohocken,
     PA. For more than fifteen years, Mr. Shipley has been a senior executive in the investment  banking  industry,  with specialties in corporate  finance, mergers and acquisitions, and valuations.

     Michelle Roberts-O'Donnell, has served in various capacities at the Company
     since  1987,  most  recently  as  Vice  President   Operations  &  Business
     Development.

     Richard Kresky is retired.  Previously he was employed in the food services industry  for 35  years,  most  recently  as  Vice  President  of  Marriott
     Corporation,  Washington,  D.C. He held  senior  operation  positions  with
     Interstate United, Stouffers and Service Systems prior to their acquisition by  Marriott.  Mr.  Kresky is a  founding  member of the  Society  for Food
     Service  Management,  serving  three terms on the Board of Directors  and a year as the President of the organization in 1996.

     Jane  Scaccetti  has been a  shareholder  at Drucker & Scaccetti,  P.C. and prior thereto was a partner at the accounting  firm of Laventhol & Horwath.
     Ms.  Scaccetti has over 23 years  experience in tax and financial  services for the family-owned and entrepreneurially driven business.

MEETINGS

     The Board of Directors held three  meetings  during the year ended June 30,
2004, which all Directors attended in person or by phone.  During the year ended
June 30, 2005 the Board of Directors held 3 meetings, which all directors except
for   Michelle   Roberts-O'Donnell   attended   in  person  or  by  phone.   Ms.
Roberts-O'Donnell  attended two of the  meetings  during the year ended June 30,
2005. The Company does not have a policy concerning  director  attendance at the
Company's annual meeting.  However, all directors attended in person or by phone the last annual meeting of  shareholders.  From time to time, the Members of the
Board of Directors act by unanimous  written consent pursuant to the Laws of the
Commonwealth of Pennsylvania.

                                      -6-

     The Board of Directors does not have a Nominating Committee,  the customary functions of which are performed by the entire Board of Directors.  The Board of
Directors  has  determined  that  it is  appropriate  not to  have a  nominating committee  because of the relatively  small size of the Board of Directors,  and because the entire Board of Directors effectively functions in the capacity of a nominating committee.

     The Board of Directors considers recommendations for director nominees from a wide  variety of sources,  including  business  contacts,  community  leaders, third-party advisory services and members of management.  The Board of Directors also  considers  shareholder  recommendations  for  director  nominees  that are properly  received in accordance with the Company's  Bylaws and applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

     The Board of Directors  believes that all of its directors  should have the highest  personal  integrity  and  have a  record  of  exceptional  ability  and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The  Board of  Directors  evaluates  director  candidates  based on a number  of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors, his or her past performance.

     The Board of Directors  initially  evaluates a  prospective  nominee on the basis of his or her resume and other  background  information that has been made available to them.  A member of the Board of Directors  will contact for further review  those  candidates  who they  believes are  qualified,  who may fulfill a
specific  Board  of  Directors  need  and  who  would   otherwise  best  make  a
contribution to the Board of Directors.

     The Board of Directors has an Audit Committee,  which reviews the Company's financial  statements and accounting  policies,  resolves potential conflicts of interest,  receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and  supervision of internal  accounting  personnel and the adequacy of internal accounting controls.  The Audit Committee held four meetings during the fiscal year ended June 30, 2004.  For the fiscal year ended June 30,  2004,  the members of the Audit  Committee  were  Samuel  Shipley and Jane  Scaccetti.  All members of the Company's  Audit  Committee are  independent as  independence  is defined in Rule  4200(a)(15)  of the NASD  listing  standards.  The  Company has determined  that both Mr.  Shipley and Ms.  Scaccetti are  Financial  Experts as
defined in Rule 401(h) of  Regulation  S-K. The Board of Directors has adopted a written charter for the Audit Committee which is attached hereto as Annex A.

     The Board of Directors has a Compensation  Committee,  which  recommends to the  Board of  Directors  compensation  for the  Company's  key  employees.  The
Compensation  Committee  held no meetings  during the fiscal year ended June 30,
2004. For the fiscal year ended June 30, 2004,  the members of the  Compensation
Committee  were Richard Kresky  (Chairman)  and Sam Shipley.  All members of the
Company's  Compensation  Committee are independent as independence is defined in
Rule 4200(a)(15) of the NASD listing standards.

                                      -7-

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board has furnished the following  report on its activities with respect to its oversight responsibilities during the fiscal year ended June 30, 2004. The report is not deemed to be "soliciting  material" or to be "filed" with the Securities and Exchange Commission ("SEC") or subject to the
SEC's proxy rules or to the  liabilities  of Section 18 of the Exchange Act, and the  report  shall not be deemed  incorporated  by  reference  into any prior or subsequent  filing by the Company under the  Securities Act of 1933, as amended, or the  Exchange  Act,  except  to the  extent  that  the  Company  specifically incorporates it by reference to such filing.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with BDO Seidman,  LLP ("BDO Seidman"),  the Company's  independent auditors  for the fiscal  year  ended June 30,  2004.  The Audit  Committee  has received the written disclosures and the letter from BDO Seidman, as required by the  Independent  Standards  Board  Standard No. 1, and has  discussed  with BDO
Seidman the  independence  of BDO Seidman.  Based on the review and  discussions involving  the  foregoing,  the  Audit  Committee  recommended  to the  Board of
Directors  that the audited  financial  statements  be included in the Company's annual report for the fiscal year ended June 30, 2004.

     Submitted by the Audit Committee

          Samuel R. Shipley
          Jane Scaccetti

PROCEDURES FOR CONTACTING DIRECTORS

     The Board of Directors has  established a process for  shareholders to send communications  to the Board.  Shareholders  may  communicate  with the Board of
Directors  generally or a specific  director at any time by writing to: Kathleen
A. Hill,  Secretary,  Nutrition  Management Services Company, Box 725, Kimberton
Road,  Kimberton,  Pennsylvania,  19442.  The  Secretary  reviews  all  messages received, and forwards any message that reasonably appears to be a communication from a shareholder  about a matter of shareholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  shareholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  shareholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

RECOMMENDATION

     The Board of Directors recommends a vote FOR all of the Nominees.

                                      -8-

                             EXECUTIVE COMPENSATION

     The table set forth below shows all annual and long-term  compensation  for services  accrued by the Company for  services in all  capacities  for the years ended June 30, 2004,  2003 and 2002 of those  persons who were, at June 30, 2004
(i) the Chief  Executive  Officer and (ii) the Chief  Operating  Officer,  whose compensation exceeded $100,000 in fiscal year 2004.

                         SUMMARY COMPENSATION TABLE (1)

-------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                                   Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------
                                  Fiscal     Base                                            Award                 All
Name and Capacity Served           Year     Salary       Bonus             Other            Options    Payouts   Other(2)
------------------------           ----     ------       -----             -----            -------    -------   --------
-------------------------------------------------------------------------------------------------------------------------
Joseph V. Roberts                  2004     312,142        0                  0                 0         0       68,450
Chairman and Chief                 2003     312,212        0                  0                 0         0       67,849
Executive Officer                  2002     305,004        0                  0                 0         0       67,320
-------------------------------------------------------------------------------------------------------------------------
Kathleen A. Hill                   2004     228,864        0                  0                 0         0        6,990
Director, President and            2003     228,899        0                  0                 0         0        5,052
Chief Operating                    2002     222,674     60,000                0                 0         0        4,415
Officer and Secretary
-------------------------------------------------------------------------------------------------------------------------

(1)  Presentation of all compensation is on an accrual basis.
(2)  Includes  the  amount of life  insurance  premiums  paid on behalf of these executives.

                               STOCK OPTION GRANTS

     During the fiscal  years ended June 30,  2004,  2003 and 2002 there were no stock options granted to, or exercised by, any executive officer of the Company.

EMPLOYMENT AGREEMENTS

     The Company currently has no employment agreements with either its Chairman and Chief Executive Officer or its President and Chief Operating Officer.

DIRECTORS COMPENSATION

     Directors  who are  employees  of the  Company  do not  receive  additional compensation  for  their  services  as  Directors.  Non-employee  Directors  are compensated for their services at the rate of $500 for each meeting attended and
$250 for each meeting participated in by telephone. During the fiscal year ended
June 30, 2004, non-employee Directors received $4,000 in compensation.

                                      -9-

COMPENSATION COMMITTEE INTERLOCKS

     The members of the Company's Compensation Committee for the year ended June
30,  2004  were  Richard  Kresky  (Chairman)  and  Sam  Shipley.  There  were no transactions  between any member of the  Compensation  Committee and the Company during the year ended June 30, 2004. No member of the Compensation Committee was an officer or employee of the Company during the year ended June 30, 2004.

                                      -10-

EQUITY COMPENSATION PLAN INFORMATION

----------------------------------------------------------------------------------------------------------
Plan category                   Numbers of securities     Weighted-average      Number of securities
                                to be issued upon         exercise price of     remaining available
                                exercise of               outstanding options,  for future issuance
                                outstanding options,      warrants and rights   under equity
                                warrants and rights               (b)           compensation plans
                                         (a)                                    (excluding securities
                                                                                reflected in column (a))
                                                                                           (c)
----------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders                       82,750                       4.00                 None (1)

----------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders                     None                         --                   --

----------------------------------------------------------------------------------------------------------

(1)  The Company's 1991 Incentive and Non-Qualified Stock Option Plan has expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its executive  offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts.  The term of the lease is for ten years,  and the  Company  has the  option  to  renew  the  lease,  on three  occasions,  for additional  two-year periods each. The initial term of the lease expired on June
30,  2003  and  continues  on a month to month  lease  based on terms  generally similar to those prevailing to unrelated  parties.  During the fiscal year ended
June 30, 2004, the rental expenses paid to Ocean 7, Inc. totaled  $257,858.  The
Company  also leases an apartment  from a  corporation  controlled  by a related party to accommodate visiting clients and employees.

     In addition,  Mr.  Roberts  received long term  advances of which  $375,373 remain outstanding as of June 30, 2004 and 2003, respectively. Kathleen A. Hill,
President,  Chief Operating  Officer and Director of the Company,  received long term advances of which $59,910 remain  outstanding as of June 30, 2004 and 2003, respectively.  The  Company  will  enter  into a  shareholder  note as part of a compensation agreement,  currently being reviewed by the compensation committee, for all notes to be repaid  over a  five-year  period  at the  Federal  adjusted interest rate.

     In connection with the Company's Revolving Credit Facility in the amount of
$3,500,000,  Joseph V.  Roberts  was  required  to  execute  a limited  personal guaranty in the amount of $3,000,000.

                                      -11-

ANNUAL REPORT

     All  shareholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2004 Annual Report for the year ended June 30, 2004, which contains  certified  consolidated  financial statements of the Company and its subsidiaries for the year ended June 30, 2004.

     ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN,  WITHOUT  CHARGE,  A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 (WITHOUT
EXHIBITS)  AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,  BY WRITTEN
REQUEST TO THE COMPANY'S  SECRETARY,  NUTRITION MANAGEMENT SERVICES COMPANY, 725
KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

     THE BOARD  UNANIMOUSLY  RECOMMENDS  A VOTE FOR THE  ELECTION OF EACH OF THE
BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                                      -12-

                              SHAREHOLDER PROPOSALS

     In order to be  considered  for  inclusion  in the  proxy  materials  to be distributed in connection  with the next Annual Meeting of  Shareholders  of the
Company,  shareholders  proposals  for such  meeting  must be  submitted  to the
Company no later than March 11, 2006.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated  under the Securities and Exchange Act of 1934, as amended.  The  amendment to Rule  14a-4(c)(1)  governs the  Company's use of its discretionary  proxy voting  authority  with respect to a  stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

     With respect to the Company's 2006 Annual Meeting of  Shareholders,  if the
Company is not provided notice of a shareholder proposal,  which the shareholder has not previously  sought to include in the Company's proxy  statement,  by May
25, 2006 the  Company  will be allowed to use its voting  authority  as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The  accounting  firm of BDO Seidman  served as the  Company's  independent public  accountants  for the fiscal year ended June 30,  2004.  Such firm has no other  relationship to the Company or its affiliates.  On December 23, 2004, BDO
Seidman   advised  the  Company  that  they  were  resigning  as  the  Company's independent auditors. On January 10, 2005, the Board of Directors selected Moore
Stephens to serve as the independent  public  accountants of the Company for the current fiscal year ending June 30, 2005. Such firm has no other relationship to the Company or its affiliates. Neither a representative of BDO Seidman nor Moore
Stephens is expected to attend the Annual Meeting.

     The reports of BDO Seidman on the Company's  financial  statements  for the past two fiscal  years did not  contain an adverse  opinion or a  disclaimer  of opinion and were not qualified or modified as to  uncertainty,  audit scope,  or accounting principles.

     The decision to change  accountants  was approved by the Audit Committee of the Board of Directors.

     In connection  with the audits of the Company's  financial  statements  for each of the two  most  recent  fiscal  years  ended  June 30,  2004 and  through
December 23, 2004, there were no disagreements with BDO Seidman on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope and procedure  which, if not resolved to the  satisfaction of BDO Seidman, would have caused it to make reference to the matter in their report.

     In connection  with the  completion of its audit of, and the issuance of an unqualified report on, the Company's  consolidated  financial statements for the fiscal year ended June 30, 2004,  BDO Seidman  communicated  to the Company that the following  matter  involving the Company's  internal  controls and operation

                                      -13-

were  considered to be a  "reportable  condition",  as defined  under  standards established by the American Institute of Certified Public Accountants, or AICPA.

     The Company did not have sufficient competent accounting personnel and as a result  processes  relating to preparation of the Company's  income tax accrual, including lack of timely management review, contributed to a material adjustment of the income tax accounts in the fourth quarter of the current fiscal year.

     Reportable   conditions   are  matters  coming  to  the  attention  of  the
independent auditors that, in their judgment, relate to significant deficiencies in the design or operation of internal  controls and could adversely  affect the
Company's  ability to record,  process,  summarize  and  report  financial  data consistent  with the  assertions of management in the financial  statements.  In addition,  BDO Seidman advised the Company that they consider this matter, which is listed above,  to be a "material  weakness" that, by itself or in combination could result in a more than remote  likelihood  that a material  misstatement in the financial  statements  will not be prevented or detected by our employees in the normal course of performing their assigned functions.

     As required by SEC Rule  13a-15(b),  the Company carried out an evaluation, under  the  supervision  and with the  participation  of its  management  of the effectiveness of the design and operation of the Company's  disclosure  controls and procedures as of June 30, 2004. Based on the foregoing,  the Company's Chief
Executive  Officer ("CEO") and Principal  Financial  Manager ("PFM")  determined that the Company's  disclosure  controls and procedures  were not effective at a reasonable assurance level based upon the deficiency  identified by BDO Seidman.
However, the CEO and PFM noted that the Company remedied this deficiency and did not note any  other  material  weaknesses  or  significant  deficiencies  in the
Company's  disclosure  controls  and  procedures  during  their  evaluation.  In
November 2004,  the Company hired a Director of Finance with relevant  education and work experience who will assume responsibility for the preparation of all of the income tax analyses.

     The  aggregate  fees  billed to the  Company by BDO  Seidman  for  services performed for the years ended June 30, 2004 and 2003 are as follows:

                                               2004           2003
                                            ----------     -----------
          Audit Fees ....................    $53,000        $41,000
          Audit Related Fees ............       -              -
          Tax Fees ......................       -            12,000
          All Other Fees ................       -              -

AUDIT FEES

     The  aggregate  audit fees for the years  ended June 30, 2004 and 2003 were primarily related to the audit of the Company's annual financial  statements and review of those financial statements included in the Company's quarterly reports on Form 10-Q.

                                      -14-

AUDIT RELATED FEES

     The Company did not pay any Audit related fees for the years ended June 30,
2004 and 2003.

TAX FEES

     Tax fees for the year ended June 30, 2003 were primarily related to tax and other related  services.  The company did not pay any Audit related fees for the year ended June 30, 2004.

ALL OTHER FEES

     The Company did not engage BDO Seidman to perform any other services during the fiscal years ended June 30, 2004 and 2003.

     The audit committee has considered  whether the provision by BDO Seidman of the services  covered by the fees other than the audit fees is  compatible  with maintaining BDO Seidman's independence and believes that it is compatible.

PRE-APPROVAL POLICIES

     All  audit  and  non-audit  services  to  be  performed  by  the  Company's independent accountant must be approved in advance by the Audit Committee.

                                  OTHER MATTERS

     As of the date of this  Proxy  Statement,  management  knows of no  matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters  in  accordance  with  their  judgment.  Proxy  will have  discretionary authority to vote or otherwise  act,  with respect to such matters in accordance with their judgment.

                                        JOSEPH V. ROBERTS
                                        Chairman and
                                        Chief Executive Officer

                                      -15-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
              PROXY -- ANNUAL MEETING OF SHAREHOLDERS JULY 28, 2005

     The undersigned,  a shareholder of Nutrition Management Services Company, a
Pennsylvania  corporation  (the "Company"),  does hereby  constitute and appoint
Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and  proxies  with full power of  substitution,  for and in the name,  place and stead of the  undersigned,  to vote all of the  shares  of  Common  Stock of the
Company that the undersigned would be entitled to vote if personally  present at the  2004  Annual  Meeting  of  Shareholders  of  the  Company  to  be  held  at
Collegeville Inn Conference and Training Center, 3978 Ridge Pike,  Collegeville,
Pennsylvania  19426  on July 28,  2005 at  10:00  a.m.,  local  time,  or at any adjournment or adjournments thereof.

     The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

(1)  ELECTION OF DIRECTORS:

     The election of Joseph V. Roberts, Kathleen A. Hill, Michael Gosman, Samuel
     R.  Shipley,  III,  Michelle  Roberts-O'Donnell,  Richard  Kresky  and Jane
     Scaccetti.

     / / FOR        / / TO WITHHOLD AUTHORITY TO VOTE FOR ALL
         NOMINEES       NOMINEES

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
     PRINT NAME(S) BELOW:

     ---------------------------------

                                                 (Continued on the reverse side)

                                      -16-

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
NOMINEES AS DIRECTORS,  AND IN ACCORDANCE  WITH THE DISCRETION OF THE PROXIES OR
PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement, both dated July 9, 2005, and a copy of the Company's Annual Report on
Form 10-K for the fiscal year ended June 30, 2004.

                                        Please  mark,  date,  sign and mail this
                                        proxy in the envelope  provided for this
                                        purpose.   No  postage  is  required  if
                                        mailed in the United States.

                                                         , 2005

                                        _________________________________ (L.S.)

                                        _________________________________ (L.S.)
                                             Signature(s)

                                        NOTE:  Please sign  exactly as your name
                                        or names appear hereon.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please indicate the
                                        capacity in which signing.  When signing
                                        as joint  tenants,  all  parties  in the
                                        joint tenancy must sign. When a proxy is
                                        given by a  corporation,  it  should  be
                                        signed  with  full  corporate  name by a
                                        duly authorized officer.

                                      -17-

                                                                         Annex A

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                      NUTRITION MANAGEMENT SERVICES COMPANY

          The Audit Committee of the Board of Directors of Nutrition  Management
Services Company, the "Corporation") (the "Committee") shall assist the Board of
Directors  in  fulfilling  its  oversight  responsibilities  with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the  Corporation's  audit,  accounting  and  financial  reporting  processes generally.  The Committee shall serve as an independent and objective monitor of the performance of the Corporation's  financial  reporting process and system of internal  control;  review and appraise the audit  efforts of the  Corporation's independent  accountants;  and provide for open, ongoing communication among the independent  accountant,  financial  and  senior  management,  and the  Board of
Directors  concerning  the  Corporation's  financial  position and affairs.  The
Committee  will  report  its  actions  to  the  Board  of  Directors  with  such recommendations  as the Committee may deem  appropriate.  The Committee shall be governed in accordance  with the By-Laws of the  Corporation as well as have the following powers and duties:

     1.   STRUCTURE AND COMPOSITION. The Committee shall be composed of at least two  independent  directors who are all capable of reading ,  understanding  and analyzing financial statements, or who will become financially literate within a reasonable time after being  appointed to the Committee.  At least one member of the Committee shall have past employment experience in finance or accounting, or any comparable  experience or background  which results in that committee member having  financial  sophistication.  The members of the Committee shall elect the
Chairman (the "Chairman") from among themselves.  The independence of a director shall  be  determined  in  accordance  with the  rules  and  regulations  of the securities market where the Corporation's shares of Common Stock are traded. The duties and  responsibilities  of a member of the  Committee  are in  addition to those duties generally pertaining to a member of the Board of Directors.

     2.   GENERAL  FINANCIAL  OVERSIGHT.  The  Committee  shall  meet  with  the independent accountants and the principal accounting officers of the Corporation to ascertain that  reasonable  procedures and controls are followed to safeguard the Corporation's  assets and that adequate  examinations are made to ensure the reasonableness  of the results  reported  in the  financial  statements  for the fiscal year. Specifically, the Committee shall:

     o    Review  the  financial  information  contained  in  the  Corporation's
     Quarterly  Report on Form 10-Q prior to its filing with the  Securities and
     Exchange  Commission (the "SEC"),  the Corporation's  earning  announcement prior to release, and the results of the independent accountant's review of
     Interim  Financial  Information  pursuant  to  SAS  71.  The  Chairman  may represent the Committee,  either in person or by telephone conference call, for the purpose of this review.

     o    Review  with  management  and  the  independent   accountants  at  the
     completion of the annual audit and prior to filing the Corporation's annual report on Form 10-K (the  "Annual  Report")  with the SEC, the accuracy and completeness of the following :

          (i) the  Corporation's  financial  statements  included  in the Annual
          Report and related footnotes;

          (ii) the independent  accountant's  audit of the financial  statements and their report;

          (iii) any significant changes required in the independent accountant's examination plan;

          (iv) any serious difficulties or disputes with management  encountered during the course of the audit; and

          (v) other matters  related to the conduct of the audit which are to be communicated  to  the  Committee  under  generally  accepted  auditing
          standards,   including   discussions   relating  to  the   independent
          accountants'  judgement about such matters as to the quality, not just the acceptability, of the Corporation's accounting practices and other items set forth in SAS 61  (Communications  with Audit  Committees) or other such auditing  standards that may in time modify,  supplement or replace SAS 61.

     o    The  Committee  will have  prepared and  reviewed the Audit  Committee
     Report for inclusion in the annual  stockholder's  meeting proxy statement.
     The Committee must state whether it:

          (i) has reviewed and discussed the audited  financial  statements with management;

          (ii)  has  discussed  with  the  independent  accountant  the  matters required to be discussed  by SAS 61, as may be modified,  supplemented or replaced;

          (iii)  has  received  the  written  disclosures  from the  independent accountants  required by  Independence  Standards Board Standard No. 1
          ("ISBS No. 1"), as may be modified or supplemented,  and has discussed with the accountant their independence; and

          (iv) has  recommended  to the Board of Directors,  based on the review and discussions referred to in above items (i) through (iii), that the
          Corporation's financial statements be included in the Annual Report on
          Form 10-K for the last fiscal year for filing with the SEC.

     3.   SELECTION OF INDEPENDENT  ACCOUNTANTS.  The Committee  shall recommend the firm of independent  accountants to be nominated for the ensuing year at the
Board of Directors meeting when such action is taken.

     o    Before recommending a continuing independent accountant, the Committee shall  ensure the receipt for the year of, and review with the  independent accountant,  a written statement  required by ISBS No.1, as may be modified
     or  supplemented,   and  discuss  their  continued  independence  with  the
     accountant.  The Committee  will recommend that the Board of Directors take appropriate  action on any disclosed  relationships  that may reasonably be brought to bear on the  independence  of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the
     Securities Act of 1933,as amended.

     o    Together  with the Board of Directors,  the Committee  shall submit to the  stockholders  for  ratification  or rejection at the annual meeting of stockholders the independent accountants selected.

                                      -2-

     4.   CONTROLS,  POLICIES  AND  PROCEDURES  OVERSIGHT.  The  members  of the
Committee shall meet from time to time to review accounting  policies  followed, changes therein,  internal and accounting  controls,  and any issues that may be raised by the independent  accountants.  At the discretion of the Chairman,  the principal  accounting  officers of the  Corporation may be invited to attend the meetings of the Committee with the  independent  accountants.  The Committee may request  the  independent  accountants  to  report  on  the  adequacy  of  their examination,  their views of the  Corporation's  internal  controls,  and on the
Corporation's  compliance  with accepted  accounting  principles  adopted by the accounting  profession,  as well  as the  effect  of  unusual  or  extraordinary transactions. The Committee shall also be responsible for the following:

     o    Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions  dictate,  at least on annual basis;

     o    Periodically  review the  adequacy  of the  Corporation's  accounting, financial, and auditing personnel resources.

     5.   ADVICE;  LEGAL  REPRESENTATION.  The Committee is authorized to confer with  the  Corporation's  management  and  other  employees  to whom it may deem necessary or appropriate  to fulfill its duties.  The Committee is authorized to conduct or authorize investigations into any matter within the Committee's scope of  responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate,  provided it shall keep the Board of Directors  advised as to the nature and extent of such outside advice.

                                      -3-